================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549




                                    FORM 8-K




                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 APRIL 24, 2003
                ------------------------------------------------
                Date of Report (Date of earliest event reported)






                              DATAWATCH CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




           DELAWARE                000-19960                   02-0405716
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission                (I.R.S. Employer
    of incorporation)             File Number)              Identification No.)



                           175 CABOT STREET, SUITE 503
                           LOWELL, MASSACHUSETTS 01854
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (978) 441-2200



                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)



================================================================================

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  Exhibits.

              Exhibit Number     Description
              --------------     -----------

                   99.1          Press Release dated April 23, 2003.







ITEM 9. REGULATION FD DISCLOSURE. (INFORMATION PROVIDED UNDER ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.)

         In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Condition," instead is furnished under "Item 9. Regulation FD Disclosure." The following information and the information set forth in Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

         On April 23, 2003, Datawatch Corporation (the "Company") issued a press release reporting its financial results for the second quarter ended March 31, 2003. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           DATAWATCH CORPORATION


April 24, 2003                             By: /s/ Robert W. Hagger
                                               -----------------------------
                                           Name:  Robert W. Hagger
                                           Title: President, Chief Executive
                                                  Officer and Director

                                  EXHIBIT INDEX
                                  -------------







EXHIBIT NUMBER            DESCRIPTION
--------------            -----------

    99.1                  Press Release dated April 23, 2003.